Other income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2021
Other Income Expenses Net
Schedule of other income (expenses)

	2021	2020	2019
Income
Income from grant, net	13,548	17,427	21,572
Fines on telecommunications services	58,793	37,490	50,499
Revenue on disposal of assets (ii)	2,711,535	5,375	2,214
PIS/COFINS credits (i)	-	-	1,795,000
Other income	65,482	68,651	83,558
	2,849,358	128,943	1,952,843
Expenses
FUST/FUNTTEL (iii)	(134,962)	(133,378)	(137,169)
Taxes, fees and contributions	(2,274)	(10,316)	(4,024)
Provision for legal and administrative proceedings, net of reversal	(248,987)	(290,789)	(466,460)
Expense on disposal of assets (ii)	(1,942,791)	(13,538)	(7,055)
Other expenses	(22,573)	(32,776)	(62,593)
	(2,351,587)	(480,797)	(677,301)

Other income (expenses), net	497,771	(351,854)	1,275,542

(i) The change refers to the update of claims arising from judicial proceedings with a final decision passed in favor of the company in higher courts, in 2019, which discussed the exclusion of ICMS from calculation basis of PIS and COFINS contributions. The amount of R$ 1,795 million was recorded under Other income in 2019 (note 9).

(ii) Represents the revenue from the sale of 51% equity interest in I-Systems (formerly FiberCo) to IHS, in the amount of R$ 2,709,251, which is composed of the (secondary) cash paid to TIM S.A. and the fair value of the minority interest of 49% that remained with TIM S.A.

In expenses, the amount of 1,927,014 is represented by the write-off of the net assets written-off at TIM S.A. and paid-in as share capital at I-Systems, in addition to the write-off of goodwill and deferred income tax related to goodwill due to the sale of 51% of I -Systems (formerly FiberCo). The gain on this transaction before income tax and social contribution is R$ 782,237. See note 1.

(iii) Representing the expenses incurred with contributions on the various telecommunications revenues due to ANATEL, according to current legislation.S